                                                               EXHIBIT 99 4(B)

        NUMBER                  VAN ECK FUNDS                    SHARES

     __________          (A MASSACHUSETTS BUSINESS TRUST)     ___________

                           ASIA INFRASTRUCTURE FUND - B
                          SHARES OF BENEFICIAL INTEREST

            ACCOUNT NO     ALPHA CODE

THIS CERTIFIES THAT

                                            CUSIP_______________________________
                                            SEE REVERSE FOR CERTAIN DEFINITIONS



is the registered owner of

            FULLY PAID AND NON-ASSESSABLE SHARES ($.001 PAR VALUE) OF

                           ASIA INFRASTRUCTURE FUND - B

A Series of Shares established and designated under the Master Trust Agreement of the Van Eck Funds, a Massachusetts business trust (the "Trust") dated April 3, 1985 as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set down herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative rights and preferences set forth in the Trust Agreement and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of VAN ECK FUNDS not individually but as Trustees under the Trust Agreement, and represents shares of the above designated Series and does not bind any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement the shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.

  Witness the facsimile signature of the President and Treasurer of the Trust and the signature of its duly authorized agent.


/s/ Michael S. Occuley          [VAN ECK FUNDS SEAL]       /s/ John C. van Eck
      TREASURER                                                   PRESIDENT


                                                                Transfer Agent


                                                            Authorized Signature

        NUMBER                  VAN ECK FUNDS                    SHARES

     __________          (A MASSACHUSETTS BUSINESS TRUST)     ___________

                           GLOBAL HARD ASSETS FUND - B
                          SHARES OF BENEFICIAL INTEREST

            ACCOUNT NO     ALPHA CODE

THIS CERTIFIES THAT

                                            CUSIP_______________________________
                                            SEE REVERSE FOR CERTAIN DEFINITIONS



is the registered owner of

            FULLY PAID AND NON-ASSESSABLE SHARES ($.001 PAR VALUE) OF

                           GLOBAL HARD ASSETS FUND - B

A Series of Shares established and designated under the Master Trust Agreement of the Van Eck Funds, a Massachusetts business trust (the "Trust") dated April 3, 1985 as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set down herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative rights and preferences set forth in the Trust Agreement and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of VAN ECK FUNDS not individually but as Trustees under the Trust Agreement, and represents shares of the above designated Series and does not bind any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement the shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.

  Witness the facsimile signature of the President and Treasurer of the Trust and the signature of its duly authorized agent.



/s/ Michael S. Occuley          [VAN ECK FUNDS SEAL]       /s/ John C. van Eck
      TREASURER                                                   PRESIDENT


                                                                Transfer Agent


                                                            Authorized Signature

        NUMBER                  VAN ECK FUNDS                    SHARES

     __________          (A MASSACHUSETTS BUSINESS TRUST)     ___________

                            GOLD OPPORTUNITY FUND - B
                          SHARES OF BENEFICIAL INTEREST

            ACCOUNT NO     ALPHA CODE

THIS CERTIFIES THAT

                                            CUSIP_______________________________
                                            SEE REVERSE FOR CERTAIN DEFINITIONS



is the registered owner of

            FULLY PAID AND NON-ASSESSABLE SHARES ($.001 PAR VALUE) OF

                           GOLD OPPORTUNITY FUND - B

A Series of Shares established and designated under the Master Trust Agreement of the Van Eck Funds, a Massachusetts business trust (the "Trust") dated April 3, 1985 as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set down herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative rights and preferences set forth in the Trust Agreement and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of VAN ECK FUNDS not individually but as Trustees under the Trust Agreement, and represents shares of the above designated Series and does not bind any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement the shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.

  Witness the facsimile signature of the President and Treasurer of the Trust and the signature of its duly authorized agent.


/s/ Michael S. Occuley          [VAN ECK FUNDS SEAL]       /s/ John C. van Eck
      TREASURER                                                   PRESIDENT


                                                                Transfer Agent


                                                            Authorized Signature